ANNUAL                                                [PHOTOS]
REPORT
February 28, 2003

SALOMON BROTHERS
ASSET MANAGEMENT

SALOMON BROTHERS                                      HIGH YIELD BOND FUND
INSTITUTIONAL SERIES FUNDS INC                        EMERGING MARKETS DEBT FUND


           NOT FDIC INSURED    NOT BANK GUARANTEED    MAY LOSE VALUE





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SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
ANNUAL REPORT AS OF FEBRUARY 28, 2003
--------------------------------------------------------------------------------

                            LETTER FROM THE CHAIRMAN

Dear Shareholder,                               [Photo: R. Jay Gerken]
                                                R. JAY GERKEN
                                                Chairman, President
                                                and Chief Executive
                                                Officer


We are pleased to provide the annual report for the Salomon
Brothers Institutional High Yield Bond Fund and Salomon
Brothers Institutional Emerging Markets Debt Fund for the 12 months ended February 28, 2003.

Although the high-yield market was punctuated by significant rallies over recent months following a challenging start during the first half of the period, it has remained volatile due to lingering economic concerns and geopolitical uncertainty. However, many market observers anticipate the U.S. economy to improve during the next 12 to 18 months, which should prove favorable for the high-yield market.

Despite their usual volatility, emerging markets debt securities as a whole delivered buoyant, double-digit returns over the last 12 months, far outpacing other fixed-income securities as well as general equity returns. The robust performance was driven by the elections of market-friendly governments in the key nations of Brazil and Ecuador. And the rising price of oil lifted the economies of several commodity-oriented emerging nations, particularly Russia and Ecuador. While emerging economies were hampered somewhat by lingering geopolitical uncertainty, we believe that over the longer term, potential growth in these developing economies and attractive yields make emerging markets debt a useful addition to a well-balanced investment portfolio.

As always, thank you for your confidence in our investment management teams. Please read on to, among other things, learn more about your Fund's performance and the Manager's strategy.

Sincerely,

R. JAY GERKEN
R. JAY GERKEN
Chairman, President and Chief Executive Officer

March 14, 2003


                                                                          PAGE 1





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SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
ANNUAL REPORT AS OF FEBRUARY 28, 2003
--------------------------------------------------------------------------------

                                MANAGER OVERVIEW

HIGH YIELD BOND FUND

PERFORMANCE REVIEW

For the 12 months ended February 28, 2003, the Salomon Brothers Institutional High Yield Bond Fund ('Fund') returned 10.52%. The Fund outperformed its unmanaged benchmark, the Citigroup High-Yield Market Index ('Citigroup High-Yield Index'),(i) which returned 4.20% for the same period. It also outperformed its Lipper peer group of high current yield funds, which returned 2.44% for the same period.(1) During the period, certain sectors such as cable and telecommunications came under pressure due to a combination of industry and company-specific concerns, and we invested in bonds of companies in these sectors that we deemed to be oversold and offered favorable yields. When these issues rebounded the Fund benefited, which contributed to its outperformance over its unmanaged benchmark index and many of its peers.

A CHALLENGING START

Early in the fiscal year, encouraging economic data, strong equity-market performance and large inflows of cash into high-yield income funds pushed the high-yield market higher.(ii) The rally proved short-lived and volatility ensued, however, amid reported discoveries of fraudulent corporate accounting practices at several high-profile firms, the collapse of Enron Corp. and restatements of earnings by corporations. These concerns further weakened investor confidence, which had already reached a fragile state, causing the high-yield markets to decline.

In June, WorldCom Inc.'s disclosure that it had improperly accounted for $3.8 billion of expenses caused investors to shy away from those high-yield sectors that included companies with more complex financials. As a result, investors demanded a greater risk premium (i.e., additional yield) to compensate for their assuming the credit risk associated with investing in these sectors. The market declined significantly in July in the wake of WorldCom's filing for Chapter 11 bankruptcy protection and the arrests of senior executives at Adelphia Communications for their alleged corporate financial misdeeds. As a result of the sell-off in the high-yield market that month, the yields available in the market (which move opposite to bond price movements) rose to 13.30%.(iii)

IMPROVED INVESTOR EXPECTATIONS

In August, many concerns that had overshadowed the market earlier in the fiscal year began to diminish. Furthermore, expectations rose that the economy might improve and help strengthen many corporate issuers' credit profiles. Given the higher yields available in the market at the time, investors shifted money into high-yield bonds, which proceeded to rebound in price.

A series of other factors supported the high-yield bond market at the time. Specifically, the rate of defaults on corporate bonds began to decline. Reports of fraudulent corporate accounting practices that made front-page headlines during the spring significantly diminished. The requirement by the Securities and Exchange Commission last summer that chief executive officers and chief financial officers of U.S. companies with more than $1.2 billion in revenues certify the accuracy of their companies' financial statements also restored investor confidence. Although the high-yield market fluctuated throughout the early fall challenged by concerns about Iraq and in reaction to mixed economic signals, it again took on an optimistic tone in November when the market posted its biggest monthly gains for the period.

---------
(1) 1 Lipper is a major independent mutual-fund tracking organization. Average annual returns are based on the 12-month period ended February 28, 2003, calculated among 391 funds in the high current yield fund category with reinvestment of dividends and capital gains, excluding sales charges.

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Following an economic report released in October that reflected a weak labor market, the Federal Reserve ('Fed')(iv) cut short-term interest rates in November by half a percentage point to a 41-year low to help stimulate economic activity. (Lower rates may encourage consumers to borrow and subsequently spend more, thereby increasing economic activity.) The most significant headway in the market during the reporting period occurred during November amid considerably stronger inflows of cash into high-yield bond funds.

ANALYSIS OF FUND PERFORMANCE

The Fund benefited from its overweighted exposure to bonds from issuers in the consumer products, retail, technology and tower industries and through its underweighted exposure to the wireline telecommunications and airlines industries relative to the Citigroup High-Yield Index. However, the Fund's overweighted exposure to the cable industry and its underweighted exposure to the wireless telecommunications and utilities industries detracted from the Fund's performance versus the unmanaged benchmark index.

Following the crisis of confidence in Corporate America sparked, in part, by the reports of alleged financial improprieties at Enron and WorldCom, the issues of even solid, blue-chip companies came under heavy scrutiny and were oversold, causing the yields on these bonds to advance into the higher-yield territory. We used this opportunity to increase the Fund's holdings in these higher yielding investment-grade corporate bonds, particularly of large-cap companies that we considered to be solid businesses. The Fund benefited as the crisis in confidence subsided and corporate issues within this group rebounded.

As of the period's close, the Fund maintained more significant exposure to the cable sector versus other sectors. Following the reported problems at Adelphia Communications, the sector retreated so we increased the Fund's exposure to those cable issues that we perceived to be oversold. The Fund also maintained heavier diversified exposure to the basic industries and consumer cyclicals sectors, as well as a significant position in energy as we believed this sector would not fluctuate as much as many other sectors.

OUR OUTLOOK AND APPROACH

We believe that the high-yield market offers favorable long-term values based upon the average yields recently available in the market of 11.31%(iii) as of February's close. We feel that current market valuations discount many of the negative news that transpired during 2002 and that many of these concerns are likely to diminish over this coming year. Many market observers anticipate the U.S. economy to improve during the next 12 to 18 months, which should prove favorable for corporate earnings and help reduce the rate of defaults on corporate bond payments. Furthermore, the worst news with regard to corporate accounting scandals is likely over. As these concerns ease and equity markets stabilize, we believe the high-yield bond market should perform favorably relative to the first half of 2002. In light of this outlook, we are focusing on adding a moderate amount of credit risk to the Fund that includes selectively targeting issues in the 'B' credit territory that, in our view, offer long-term potential.

EMERGING MARKETS DEBT FUND

PERFORMANCE REVIEW

During the 12-month period ended February 28, 2003, the Salomon Brothers Institutional Emerging Markets Debt Fund ('Fund') performed well returning 12.10% and outperforming its Lipper peer group of emerging markets debt funds,(2) which returned 10.35% for the same period.(v) While we are pleased to report that the Fund outperformed its Lipper peer group, we are disappointed with the Fund's performance relative to its benchmark, the J.P. Morgan Emerging Markets Bond Index Plus

---------
(2) Lipper is a major independent mutual-fund tracking organization. Average annual returns are based on the 12-month period ended February 28, 2003, calculated among 48 funds in the emerging markets debt fund category with reinvestment of dividends and capital gains, excluding sales charges.

                                                                          PAGE 3





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('EMBI+'),(vi) which returned 13.18% (outperforming the Fund by 1.08%). This underperformance against the benchmark occurred primarily during the period between July and September when we increased our allocation to Brazil prior to its presidential elections. Our decision to increase the Fund's exposure to Brazil eventually worked to the Fund's advantage, as President Lula implemented reforms as we had anticipated he would, and investors' reaction caused the market to advance. However, this resulting rally came too late to be fully reflected in the Fund's performance during the fiscal year.

MARKET OVERVIEW

The 12-month period ended February 28, 2003, was characterized by a number of developments that affected investors' assessments of risk. The early conclusion of the war in Afghanistan was encouraging to investors at the beginning of the fiscal period, which contributed to increased demand for riskier assets. Alleged corporate misdeeds at Enron Corp., WorldCom Inc., Tyco International Ltd. and Global Crossing Ltd. during the middle of last year, however, shook investor confidence across virtually all risk-oriented markets. Investors also became concerned about the uncertain outlook for the U.S. economic growth, especially in light of expectations of the possible military action in Iraq. As a result, riskier assets globally traded poorly with the U.S. equity market declining approximately 23%(vii) during the fiscal period.

With an uncertain and weakening outlook for U.S. economic growth, investors anticipated an interest rate reduction by the Fed. Despite numerous speculations, the Fed didn't ease credit conditions until November 6th when it cut the short-term federal funds rate(viii) by 50 basis points (i.e., half a percentage point) to 1.25%, the lowest level in 41 years. This rate cut contributed to the equity market rally in the fourth calendar quarter and eased investors' concerns towards riskier asset classes.

EMERGING MARKETS

Emerging markets debt, as measured by the EMBI+, returned 13.18% for the period. The markets remained volatile during the first half of the reporting period but staged a year-end rally that continued into January and February of 2003. Country performance was strong and all countries reflected in the EMBI+, with the exception of Argentina, posted gains for the fiscal period. The market performance during this period was primarily driven by presidential elections in Brazil, Ecuador and Turkey and the resulting pro-market reforms that the winning candidates put forth. The market rally for emerging markets debt was also supported by stronger-than-expected economic data in the U.S. as well as by high oil prices, an important driver of revenues for many emerging market economies. During the period, oil prices increased to almost $40 per barrel.

During the period, EMBI+ sovereign spreads (i.e., the difference between yields on sovereign debt and U.S. Treasuries) widened by 63 basis points (0.63%), closing at 707 basis points (7.07%) over U.S. Treasuries. Return volatility was approximately 10%, substantially below long-term historical levels of 15-16%.

Developments in some of the key emerging markets over the period are described below. (The performances of the following debt markets are measured by the EMBI+.)

RUSSIA. Posting a gain of 31.61% for the period, Russia ranked as the best-performing market in the EMBI+. Despite the slowdown of industrial production, Russia's macroeconomic fundamentals remain strong. High oil prices continued to spur credit quality improvements as foreign currency reserves exceeded $50 billion. Last December, Moody's Investors Service(ix) upgraded Russia's credit rating to Ba2. While we are happy with Russia's progress, we have reduced the Fund's exposure to this market, as we are concerned that Russian bond prices may have overshot real economic improvements in Russia.

TURKEY. The market returned 16.21% for the period as the country's strategic importance combined with significant International Monetary Fund ('IMF')(x) support has attracted investor interest. The domestic economy has stabilized with a return of investor confidence, a decline in interest rates and a stronger currency. In addition, the market reacted positively to the outcome of the November general elections that were won by the Justice and Development Party ('AKP'). While the Fund's overweighted position in Turkey versus the EMBI+ helped the Fund during the period, we reduced the allocation to

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an underweighted position, as we are concerned that Turkey's inability to approve U.S. troops' deployment on Turkish soil may impair the potential for economic aid.

BULGARIA. The market for Bulgarian debt returned 13.62% for the period as investors were encouraged by the announcement that Bulgaria was among the 10 countries invited to join the European Union in 2004. Based on the government's fiscal performance and active management of its liabilities, Fitch Ratings(xi) upgraded Bulgaria's long-term foreign-currency ratings to BB from BB-. The Fund remained overweighted Bulgarian debt relative to the EMBI+ during most of the period, but we have reduced this exposure to an underweighted position. As in the case with Russia, we are concerned that Bulgarian bonds have become overpriced.

MEXICO. The country's strong credit fundamentals combined with higher oil prices supported the performance of Mexico's debt market, which returned 12.82% for the period. Mexico's strong fiscal position has enabled the country to avoid budget cuts in the current economic slowdown. The primary risk to stability is political, as President Fox continues to work with the congressional opposition. The Fund is currently market-weighted Mexico relative to the EMBI+.

ECUADOR. Despite its inability to secure an expected agreement with the IMF during the Fund's fiscal year, the country still managed to post a gain for the period, returning 4.61%. This positive performance, which came very late in the Fund's fiscal year, was primarily due to the austerity decree passed by newly elected President Gutierrez in January, which demonstrated the government's determination to implement prudent fiscal measures. As a result, the country has subsequently reached agreement with the IMF on a new program. During this fiscal period the Fund remained overweighted Ecuadorian debt relative to the EMBI+.

BRAZIL. The Brazilian market, which due to its large weighting in the EMBI+ influences the overall market return, returned 2.74%. We believe that the weak performance of Brazil, which occurred during the period preceding the presidential elections in October, was caused by investors' concerns about future economic policies of the Lula administration. Throughout much of 2002, it appeared to us that investors were convinced that Lula would not be elected president. His steady progress in the polls and ultimate victory in elections, in our view, led many investors to sell Brazilian debt. Following several of our trips to Brazil we, on the other hand, took advantage of this sell-off and began adding to the Fund's exposure to Brazilian debt. We believed that President Lula would implement market-friendly policies and the market would eventually embrace his victory. As we expected, Brazilian debt rebounded after elections as markets reacted favorably to market-friendly comments from President Lula and his top advisers.

VENEZUELA. Venezuela returned 4.71% for the period as political instability and economic turmoil muted the market's performance. The general strike organized by opposition parties started on December 2nd with the stated goal of removing President Chavez from office. The strike has shut down most commerce in the country including the oil industry, the largest generator of tax revenues and export earnings for the country. The strike started winding down at the end of January, however, it has already had a devastating impact on the domestic economy. We believe this will have a long-term negative effect on the country's ability to service its debt and, accordingly, the Fund continued to have no exposure to Venezuela.

ARGENTINA. Argentina, the worst EMBI+ performer for the period, returned negative 12.66%. Following the country's default on its external debt obligations in December 2001, policymakers have struggled to free the economy from recession. We believe Argentina must resolve a number of important issues before government officials can discuss restructuring options with investors. Much uncertainty remains over how the situation in Argentina will play out over the next 12 months and we will continue to monitor developments in this market very closely. The Fund continued to have a very small allocation to Argentina.

MARKET OUTLOOK

We think that higher yields available through emerging markets debt should support investor interest in these markets in 2003. Our main concern at this point would be increased risk volatility in global markets, which we remain vigilant in monitoring. We anticipate that the U.S. economy will improve as

                                                                          PAGE 5





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the year progresses. However, we believe that the timing of a recovery will be influenced by the manner and timeliness in which the geopolitical issues abroad, specifically the tensions in Iraq, are resolved. On a more technical level, we continue to see new money coming into the market as institutional investors become more comfortable with higher-yielding sovereign debt. We believe this should continue to have a positive impact on prices of emerging markets debt issues.

Thank you for your investment in the Salomon Brothers Institutional Series Funds Inc. We look forward to continuing to help you meet your investment objectives.

Sincerely,

PETER J. WILBY                                          BETH A. SEMMEL
PETER J. WILBY, CFA                                     BETH A. SEMMEL, CFA
Executive Vice President                                Executive Vice President


JAMES E. CRAIGE
JAMES E. CRAIGE, CFA
Executive Vice President

March 14, 2003

The information provided in this letter by the Manager is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of February 28, 2003 and are subject to change. Please refer to pages 9 through 20 for a list and percentage breakdown of the Fund's holdings.

-------

(i) The Citigroup High-Yield Index is a broad-based unmanaged index of high-yield securities. Please note that an investor cannot invest directly in an index.

(ii) High-yield bonds are a speculative investment and are subject to additional risks such as the increased risk of default because of the lower credit quality of the issues.

(iii)  Based upon the average yield of the Citigroup High-Yield
       Index.

(iv) The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

(v) Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets.

(vi) The EMBI+ is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets.
       Please note that an investor cannot invest directly in an index.

(vii) Based upon the performance of the S&P 500 Index, which is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

(viii) The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The federal funds rate often points to the direction of U.S. interest rates.

(ix) Moody's Investors Service is a nationally recognized credit rating agency.

(x) The IMF is an international organization of various member countries established to promote international monetary cooperation, exchange stability and orderly exchange arrangements.

(xi) Fitch Ratings is a nationally recognized credit rating service.

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              SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND

The following graph depicts the performance of the Salomon Brothers Institutional High Yield Bond Fund ('Fund') versus the Citigroup High-Yield Market Index ('Index').* It is important to note that the Fund is a professionally managed mutual fund while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

                   COMPARISON OF A $10,000 INVESTMENT IN THE
           SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND TO THE
                       CITIGROUP HIGH-YIELD MARKET INDEX
                           MAY 1996  -  FEBRUARY 2003
                                  (UNAUDITED)

                               [PERFORMANCE GRAPH]

                                       5/15/96      2/97       2/98       2/99       2/00       2/01       2/02       2/28/03
SB Institutional High Yield Bond Fund  10,000       11,511     12,791     12,798     12,321     12,170     12,431     13,738
Citigroup High-Yield Market Index      10,000       11,081     12,602     12,764     12,827     13,147     12,749     13,285

                        AVERAGE ANNUAL RETURNS
                             (UNAUDITED)
                                                              % RETURN
                                                              --------
Year ended 2/28/03..........................................   10.52%
Five years ended 2/28/03....................................    1.44
Commencement of operations (5/15/96) through 2/28/03........    4.79

                       CUMULATIVE TOTAL RETURN
                             (UNAUDITED)
Commencement of operations (5/15/96) through 2/28/03........   37.38%

-------------------

* The Citigroup High-Yield Market Index, formerly known as the Salomon Smith Barney High-Yield Market Index, is valued at month-end only. As a result, while the Fund's total return calculations used in this comparison are for the period May 15, 1996 through February 28, 2003, the Index returns are for the period June 1, 1996 through February 28, 2003.

  The above graph and tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

  The average annual total returns reflect reinvestment of dividends and/or capital gains distributions in additional shares.

  During the year ended February 28, 2003, the Fund's investment manager waived a portion of its management fees, as shown in the following audited financial statements. Absent such waiver, the Fund's average annual returns would have been lower.

  ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                                                          PAGE 7





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           SALOMON BROTHERS INSTITUTIONAL EMERGING MARKETS DEBT FUND

The following graph depicts the performance of the Salomon Brothers Institutional Emerging Markets Debt Fund ('Fund') versus the J.P. Morgan Emerging Markets Bond Index Plus ('Index').* It is important to note that the Fund is a professionally managed mutual fund while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

                   COMPARISON OF A $10,000 INVESTMENT IN THE
        SALOMON BROTHERS INSTITUTIONAL EMERGING MARKETS DEBT FUND TO THE
                  J.P. MORGAN EMERGING MARKETS BOND INDEX PLUS
                         OCTOBER 1996  -  FEBRUARY 2003
                                  (UNAUDITED)

                              [PERFORMANCE GRAPH]

                                       10/17/96      2/97      2/98       2/99       2/00       2/01       2/02       2/28/03
SB Institutional Emerging Markets
  Debt Fund                            10,000       11,139     12,766      98,08     13,767     15,610     17,873      20,035
J.P. Morgan Emerging Markets Bond
  Index Plus                           10,000       11,055     12,267      99,98     13,454     15,430     15,753      17,829


                        AVERAGE ANNUAL RETURNS
                             (UNAUDITED)
                                                              % RETURN
                                                              --------
Year ended 2/28/03..........................................    12.10%
Five years ended 2/28/03....................................     9.43
Commencement of operations (10/17/96) through 2/28/03.......    11.53

                       CUMULATIVE TOTAL RETURN
                             (UNAUDITED)
Commencement of operations (10/17/96) through 2/28/03.......   100.35%

-------------------

* The J.P. Morgan Emerging Markets Bond Index Plus is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in emerging markets.

  The above graph and tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

  The average annual total returns reflect reinvestment of dividends and/or capital gains distributions in additional shares.

  During the year ended February 28, 2003, the Fund's investment manager waived a portion of its management fees, as shown in the following audited financial statements. Absent such waiver, the Fund's average annual returns would have been lower.

  ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

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

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS
FEBRUARY 28, 2003

SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

    FACE
   AMOUNT                                    SECURITY                               VALUE
   ------                                    --------                               -----
CORPORATE BONDS -- 94.9%
BASIC INDUSTRIES -- 10.6%
$    500,000       aaiPharma Inc., 11.000% due 4/1/10..........................  $   532,500
     450,000       Acetex Corp., Sr. Notes, 10.875% due 8/1/09.................      477,000
     500,000       Airgas, Inc., Notes, 7.750% due 9/15/06.....................      514,233
     275,000       Applied Extrusion Technologies, Inc., Series B, 10.750% due
                     7/1/11....................................................      185,625
     325,000       Berry Plastics Corp., 10.750% due 7/15/12...................      346,937
     275,000       Buckeye Technologies Inc., Sr. Sub. Notes, 9.250% due
                     9/15/08...................................................      248,875
     350,000       Graphic Packaging Corp., 8.625% due 2/15/12.................      371,000
     700,000       ISP Chemco Inc., Series B, 10.250% due 7/1/11...............      742,000
     275,000       Luscar Coal Ltd., Sr. Notes, 9.750% due 10/15/11............      302,844
                   Lyondell Chemical Co.:
     275,000         10.875% due 5/1/09........................................      236,500
      50,000         Secured Notes, Series B, 9.875% due 5/1/07................       48,500
     900,000       Methanex Corp., Sr. Notes, 8.750% due 8/15/12...............      972,000
     385,000       Millennium America, Inc., 9.250% due 6/15/08................      408,100
     280,000       OM Group, Inc., 9.250% due 12/15/11.........................      191,800
     425,000       Peabody Energy Corp., Series B, 9.625% due 5/15/08..........      447,844
     850,000       Plastipak Holdings, Inc., 10.750% due 9/1/11................      879,750
     375,000       Radnor Holdings Corp., Sr. Notes, 10.000% due 12/1/03.......      376,875
      94,118       Republic Engineered Products LLC, Secured Notes,
                     10.000% due 8/16/09.......................................       16,941
     500,000       Republic Technologies International, LLC, 13.750% due
                     7/15/09 (a)...............................................        5,000
     575,000       Riverwood International Corp., 10.625% due 8/1/07...........      592,250
     350,000       Smurfit-Stone Container Corp., 8.250% due 10/1/12...........      368,375
     625,000       Stone Container Corp., Sr. Notes, 8.375% due 7/1/12.........      659,375
     100,000       Tekni-Plex, Inc., Series B, 12.750% due 6/15/10.............       90,000
     300,000       Terra Industries Inc., Sr. Notes, Series B, 10.500% due
                     6/15/05...................................................      261,000
     225,000       TriMas Corp., 9.875% due 6/15/12 (b)........................      220,500
                                                                                 -----------
                                                                                   9,495,824
                                                                                 -----------
CONSUMER CYCLICALS -- 9.7%
     325,000       Advance Stores Co., Inc., Series B, 10.250% due 4/15/08.....      343,687
     350,000       Advanced Medical Optics, Inc., Sr. Sub. Notes, 9.250% due
                     7/15/10...................................................      359,625
     400,000       Ameristar Casinos, Inc., 10.750% due 2/15/09................      430,000
      50,000       Central Garden & Pet Co., Sr. Sub. Notes, 9.125% due 2/1/13
                     (b).......................................................       52,500
                   Cole National Group, Inc., Sr. Sub. Notes:
     375,000         8.625% due 8/15/07........................................      349,687
     150,000         8.875% due 5/15/12........................................      138,750
     500,000       CSK Auto Inc., 12.000% due 6/15/06..........................      542,500
     900,000       Finlay Fine Jewelry Corp., Sr. Notes, 8.375% due 5/1/08.....      864,000
                   The Gap, Inc., Notes:
      25,000         6.900% due 9/15/07........................................       25,375
     580,000         10.550% due 12/15/08......................................      658,300
     174,000       Guitar Center Management, Inc., Sr. Notes, 11.000% due
                     7/1/06....................................................      180,960
     625,000       HMH Properties, Inc., Series A, 7.875% due 8/1/05...........      617,187

                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (CONTINUED)
FEBRUARY 28, 2003

SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

    FACE
   AMOUNT                                    SECURITY                               VALUE
   ------                                    --------                               -----
CONSUMER CYCLICALS -- 9.7% (CONTINUED)
$     50,000       Host Marriott, L.P., Series E, 8.375% due 2/15/06...........  $    48,750
     350,000       Icon Health & Fitness Inc., 11.250% due 4/1/12..............      346,063
     175,000       Interface, Inc., Sr. Sub. Notes, Series B, 9.500% due
                     11/15/05..................................................      144,375
     500,000       John Q. Hamons Hotels, Inc., Series B, 8.875% due 5/15/12...      497,500
     500,000       Leslie's Poolmart, Sr. Notes, 10.375% due 7/15/04...........      482,500
                   Levi Strauss & Co.:
     250,000         Notes, 7.000% due 11/1/06.................................      227,500
     700,000         Sr. Notes, 11.625% due 1/15/08............................      700,000
     200,000       Mattress Discounters Corp., Series B, 12.625% due 7/15/07
                     (a).......................................................       21,000
     375,000       Prime Hospitality Corp., Sr. Sub. Notes, Series B, 8.375%
                     due 5/1/12................................................      330,000
                   Saks Inc.:
      25,000         8.250% due 11/15/08.......................................       24,500
     200,000         9.875% due 10/1/11........................................      204,000
     475,000       Starwood Hotels & Resorts Worldwide, Inc., Notes,
                     8.375% due 5/1/12 (b).....................................      470,250
     625,000       Tommy Hilfiger U.S.A., Inc., 6.850% due 6/1/08..............      593,750
                                                                                 -----------
                                                                                   8,652,759
                                                                                 -----------
CONSUMER NON-CYCLICALS -- 20.3%
     500,000       AdvancePCS, 8.500% due 4/1/08...............................      541,250
     375,000       Applica Inc., Sr. Sub. Notes, 10.000% due 7/31/08...........      391,875
     500,000       Argosy Gaming Co., 10.750% due 6/1/09.......................      541,875
     300,000       Athena Neurosciences Finance LLC, 7.250% due 2/21/08........      201,000
     125,000       Aurora Foods Inc., Sr. Sub. Notes, Series D, 9.875% due
                     2/15/07...................................................       63,125
     325,000       Beverly Enterprises, Inc., 9.000% due 2/15/06...............      269,750
     425,000       Chumash Casino & Resort Enterprise, Sr. Notes,
                     9.000% due 7/15/10 (b)....................................      446,250
     850,000       Coast Hotels and Casinos, Inc., 9.500% due 4/1/09...........      902,062
     800,000       CONMED Corp., 9.000% due 3/15/08............................      832,000
     450,000       Extendicare Health Services, Inc., 9.500% due 7/1/10........      423,000
      50,000       Fleming Cos., Inc., 10.125% due 4/1/08......................       29,250
     370,000       Flooring America Inc., Series B, 9.250% due 10/15/07 (a)....           37
     625,000       Harrah's Operating Co., Inc., 8.000% due 2/1/11.............      709,447
     725,000       HCA Inc., Notes, 8.750% due 9/1/10..........................      851,340
     500,000       Hines Horticulture, Inc., Sr. Sub. Notes, Series B,
                     12.750% due 10/15/05......................................      530,000
     500,000       Home Interiors & Gifts Inc., 10.125% due 6/1/08.............      490,000
     875,000       Horseshoe Gaming Holding Corp., Series B, 8.625% due
                     5/15/09...................................................      918,750
     500,000       IASIS Healthcare Corp., 13.000% due 10/15/09................      546,250
     425,000       InSight Health Services Corp., Series B, 9.875% due
                     11/1/11...................................................      429,250
     300,000       Kerzner International Ltd., 8.875% due 8/15/11..............      303,000
     725,000       MGM MIRAGE, 9.750% due 6/1/07...............................      782,094
     500,000       North Atlantic Trading Co. Inc., Series B, 11.000% due
                     6/15/04...................................................      501,250

                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (CONTINUED)
FEBRUARY 28, 2003

SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

    FACE
   AMOUNT                                    SECURITY                               VALUE
   ------                                    --------                               -----
CONSUMER NON-CYCLICALS -- 20.3% (CONTINUED)
                   Nutritional Sourcing Corp., Sr. Notes:
$     59,000         9.500% due 8/1/03 (a).....................................  $    36,875
     119,000         Series C, 9.500% due 8/1/03 (a)...........................       74,375
                   Park Place Entertainment Corp., Sr. Sub. Notes:
     325,000         7.875% due 12/15/05.......................................      331,094
     125,000         9.375% due 2/15/07........................................      131,250
     450,000         8.875% due 9/15/08........................................      468,000
      50,000         8.125% due 5/15/11........................................       50,500
     275,000       PETCO Animal Supplies, Inc., Sr. Sub. Notes, 10.750% due
                     11/1/11...................................................      308,000
     400,000       Playtex Products, Inc., 9.375% due 6/1/11...................      434,000
     675,000       Premier International Foods PLC, Sr. Notes, 12.000% due
                     9/1/09....................................................      733,219
     175,000       Remington Products Co. LLC, Sr. Sub. Notes, Series D,
                     11.000% due 5/15/06.......................................      161,875
                   Rite Aid Corp.:
     575,000         11.250% due 7/1/08........................................      552,000
     150,000         Notes, 7.125% due 1/15/07.................................      129,750
     125,000         Sr. Notes, 7.625% due 4/15/05.............................      118,125
     525,000       Sealy Mattress Co., Series B, 10.875% due 12/15/07..........      540,750
     600,000       Station Casinos, Inc., Sr. Sub. Notes, 9.875% due 7/1/10....      654,000
     375,000       Tenet Healthcare Corp., Sr. Notes, 6.875% due 11/15/31......      341,250
     750,000       Triad Hospitals, Inc., Series B, 8.750% due 5/1/09..........      798,750
     575,000       United Industries Corp., Sr. Sub. Notes, Series B, 9.875%
                     due 4/1/09................................................      595,125
     400,000       Venetian Casino Resort LLC, 11.000% due 6/15/10.............      410,000
     275,000       Vicar Operating, Inc., 9.875% due 12/1/09...................      301,125
     250,000       Vlasic Foods International Inc., Sr. Sub. Notes, Series B,
                     10.250% due 7/1/09 (a)....................................       53,750
     250,000       Winsloew Furniture, Inc., Series B, 12.750% due 8/15/07.....      136,250
                                                                                 -----------
                                                                                  18,062,918
                                                                                 -----------
ENERGY -- 8.9%
     600,000       BRL Universal Equipment Corp., Secured Notes,
                     8.875% due 2/15/08........................................      636,000
     300,000       Compass Minerals Group, Inc., 10.000% due 8/15/11...........      330,000
     250,000       Costilla Energy, Inc., Sr. Notes, 10.250% due 10/1/06
                     (a)(c)....................................................            0
                   Grey Wolf Inc.:
     525,000         Series C, 8.875% due 7/1/07...............................      535,500
     200,000         Sr. Notes, 8.875% due 7/1/07..............................      207,000
     136,000       Key Energy Services Inc., Series B, 14.000% due 1/15/09.....      155,040
     500,000       Magnum Hunter Resources, Inc., 9.600% due 3/15/12...........      532,500
     500,000       Pioneer Natural Resources Co., 9.625% due 4/1/10............      600,718
                   Pogo Producing Co., Sr. Sub. Notes, Series B:
     325,000         10.375% due 2/15/09.......................................      354,250
     475,000         8.250% due 4/15/11........................................      510,625
     500,000       Pride International Inc., Sr. Notes, 9.375% due 5/1/07......      521,250
     875,000       Stone Energy Corp., Sr. Sub. Notes, 8.250% due 12/15/11.....      912,188

                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (CONTINUED)
FEBRUARY 28, 2003

SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

    FACE
   AMOUNT                                    SECURITY                               VALUE
   ------                                    --------                               -----
ENERGY -- 8.9% (CONTINUED)
$    600,000       Tesoro Petroleum Corp., Sr. Sub. Notes, 9.625% due 4/1/12...  $   489,000
     675,000       Vintage Petroleum, Inc., Sr. Sub. Notes, 9.750% due
                     6/30/09...................................................      712,125
     500,000       Western Gas Resources, Inc., 10.000% due 6/15/09............      537,500
     650,000       Westport Resources Corp., 8.250% due 11/1/11................      687,375
                   The Williams Cos., Inc.:
     125,000         8.750% due 3/15/32 (b)....................................      101,875
                     Notes:
      75,000           7.625% due 7/15/19......................................       58,125
     125,000           7.875% due 9/1/21.......................................       96,875
                                                                                 -----------
                                                                                   7,977,946
                                                                                 -----------
FINANCIAL/LEASING -- 1.3%
     600,000       FelCor Lodging L.P., 9.500% due 9/15/08.....................      558,000
     550,000       MeriStar Hospitality Corp., 9.125% due 1/15/11..............      445,500
     153,000       Nationwide Credit, Inc., Sr. Notes, Series A,
                     10.250% due 1/15/08 (a)(c)................................        1,913
     125,000       Sovereign Bancorp, Inc., Sr. Notes, 10.500% due 11/15/06....      148,750
                                                                                 -----------
                                                                                   1,154,163
                                                                                 -----------
HOUSING RELATED -- 1.4%
     500,000       American Standard Inc., 8.250% due 6/1/09...................      545,000
                   Nortek Holdings Inc., Sr. Notes, Series B:
     300,000         9.125% due 9/1/07.........................................      308,250
     347,000         8.875% due 8/1/08.........................................      356,109
                                                                                 -----------
                                                                                   1,209,359
                                                                                 -----------
MANUFACTURING -- 6.7%
     350,000       Alliant Techsystems Inc., 8.500% due 5/15/11................      379,750
     400,000       Anchor Glass Container Corp., Secured Notes,
                     11.000% due 2/15/13 (b)...................................      401,000
     375,000       BREED Technologies, Inc., 9.250% due 4/15/08 (a)(c).........            0
     225,000       Fedders North America, Inc., 9.375% due 8/15/07.............      185,625
     400,000       Flowserve Corp., 12.250% due 8/15/10........................      444,000
     450,000       Ford Motor Co., Notes, 7.450% due 7/16/31...................      379,404
     700,000       Ford Motor Credit Co., Notes, 7.250% due 10/25/11...........      673,630
     275,000       General Motors Acceptance Corp., Notes, 6.875% due
                     8/28/12...................................................      274,531
     125,000       Holmes Group Corp., Series B, 9.875% due 11/15/07...........       91,875
     500,000       Key Plastics, Inc., Series B, 10.250% due 3/15/07 (a)(c)....           50
     200,000       Kinetek, Inc., Sr. Notes, Series D, 10.750% due 11/15/06....      173,000
     200,000       LDM Technologies, Inc., Series B, 10.750% due 1/15/07.......      165,000
     450,000       NMHG Holding Co., 10.000% due 5/15/09.......................      470,250
     375,000       Sequa Corp., Sr. Notes, 9.000% due 8/1/09...................      373,125
     325,000       Sybron Dental Specialties, Inc., 8.125% due 6/15/12.........      331,500
     500,000       Terex Corp., Series B, 10.375% due 4/1/11...................      502,500

                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (CONTINUED)
FEBRUARY 28, 2003

SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

    FACE
   AMOUNT                                    SECURITY                               VALUE
   ------                                    --------                               -----
MANUFACTURING -- 6.7% (CONTINUED)
$    750,000       Transdigm Inc., 10.375% due 12/1/08.........................  $   787,500
     300,000       TRW Automotive Inc., Sr. Notes, 9.375% due 2/15/13 (b)......      307,500
                                                                                 -----------
                                                                                   5,940,240
                                                                                 -----------
MEDIA -- 13.7%
     800,000       AOL Time Warner Inc., 7.625% due 4/15/31....................      847,293
                   Charter Communications Holdings, LLC:
                     Sr. Discount Notes:
   1,675,000           Zero coupon until 4/1/04, (9.920% thereafter), due
                       4/1/11..................................................      728,625
   1,425,000           Zero coupon until 5/1/06, (11.750% thereafter), due
                       5/15/11.................................................      477,375
                     Sr. Notes:
     275,000           10.750% due 10/1/09.....................................      131,312
     400,000           9.625% due 11/15/09.....................................      195,000
     300,000           10.000% due 5/15/11.....................................      145,500
                   CSC Holdings, Inc., Sr. Sub. Debentures:
     825,000         9.875% due 2/15/13........................................      862,125
     250,000         10.500% due 5/15/16.......................................      268,125
     250,000         9.875% due 4/1/23.........................................      250,000
     525,000       DirecTV Holdings LLC, Sr. Notes, 8.375% due 3/15/13 (b).....      556,500
                   EchoStar DBS Corp., Sr. Notes:
     650,000         10.375% due 10/1/07.......................................      710,125
     525,000         9.125% due 1/15/09........................................      564,375
     625,000         9.375% due 2/1/09.........................................      668,750
     325,000       Insight Midwest, L.P., Sr. Notes, 9.750% due 10/1/09........      318,500
     625,000       LIN Television Corp., 8.000% due 1/15/08....................      668,750
     475,000       Mediacom Broadband LLC, 11.000% due 7/15/13.................      505,875
     450,000       NextMedia Operating, Inc., 10.750% due 7/1/11...............      486,000
   1,228,000       NTL Inc., 19.000% due 12/31/10..............................    1,068,360
     100,000       R.H. Donnelly Finance Corp. I, Sr. Sub. Notes,
                     10.875% due 12/15/12 (b)..................................      111,250
     500,000       Radio One, Inc., Series B, 8.875% due 7/1/11................      538,750
                   Rogers Communications, Inc., Sr. Notes:
     450,000         9.125% due 1/15/06........................................      442,125
     125,000         8.875% due 7/15/07........................................      124,375
                   Telewest Communications PLC:
     250,000         Debentures, 9.625% due 10/1/06 (a)........................       47,500
                     Sr. Discount Notes:
     500,000           Zero coupon until 4/15/04, (9.250% thereafter), due
                       4/15/09 (a).............................................       82,500
     175,000           Zero coupon until 2/1/05, (11.375% thereafter), due
                       2/1/10 (a)..............................................       27,125
     225,000       Time Warner Inc., 6.625% due 5/15/29........................      213,000
                   United Pan-Europe Communications, N.V., Series B:
                     Sr. Discount Notes:
     500,000           Zero coupon until 11/1/04, (13.375% thereafter), due
                       11/1/09 (a).............................................       27,500
     390,000           Zero coupon until 2/1/05, (13.750% thereafter), due
                       2/1/10 (a)..............................................       21,450

                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (CONTINUED)
FEBRUARY 28, 2003

SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

    FACE
   AMOUNT                                    SECURITY                               VALUE
   ------                                    --------                               -----
MEDIA -- 13.7% (CONTINUED)
                     Sr. Notes:
$     75,000           10.875% due 8/1/09 (a)..................................  $     6,563
     650,000           11.250% due 2/1/10 (a)..................................       56,875
     450,000           11.500% due 2/1/10 (a)..................................       39,375
                   Yell Finance B.V.:
     500,000         Sr. Discount Notes, (zero coupon until 8/1/06, 13.500%
                       thereafter), due 8/1/11.................................      377,500
     575,000         Sr. Notes, 10.750% due 8/1/11.............................      632,500
                                                                                 -----------
                                                                                  12,200,978
                                                                                 -----------
PUBLISHING/PRINTING -- 1.1%
     200,000       Dex Media East LLC, Sr. Notes, 9.875% due 11/15/09 (b)......      217,000
     750,000       Quebecor World, Inc., Sr. Sub. Notes, 8.375% due 11/15/08...      794,720
                                                                                 -----------
                                                                                   1,011,720
                                                                                 -----------
SERVICES/OTHER -- 4.1%
                   Allied Waste North America, Inc.:
      25,000         9.250% due 9/1/12 (b).....................................       26,250
                     Series B:
     525,000           7.875% due 1/1/09.......................................      525,000
     550,000           10.000% due 8/1/09......................................      561,000
     325,000       Brand Services, Inc., 12.000% due 10/15/12 (b)..............      353,437
     125,000       COMFORCE Operating Inc., Sr. Notes, Series B,
                     12.000% due 12/1/07.......................................       57,500
     250,000       DynCorp Inc., Sr. Sub. Notes, 9.500% due 3/1/07.............      256,250
     500,000       The Holt Group, Inc., 9.750% due 1/15/06 (a)................       17,500
                   Iron Mountain Inc.:
     375,000         8.125% due 5/15/08........................................      380,625
     500,000         8.625% due 4/1/13.........................................      530,000
                   Mail-Well I Corp.:
     275,000         9.625% due 3/15/12........................................      264,000
     200,000         Series B, 8.750% due 12/15/08.............................      165,000
     500,000       Safety-Kleen Services, Inc., 9.250% due 6/1/08 (a)..........        5,625
     500,000       Sitel Corp., 9.250% due 3/15/06.............................      472,500
                                                                                 -----------
                                                                                   3,614,687
                                                                                 -----------
TECHNOLOGY -- 3.6%
     250,000       infoUSA Inc., Sr. Sub. Notes, 9.500% due 6/15/08............      253,750
     750,000       L-3 Communications Corp., 7.625% due 6/15/12................      788,438
     225,000       Motorola Inc., Sr. Notes, 8.000% due 11/1/11................      241,875
     400,000       Seagate Technology HDD Holdings, 8.000% due 5/15/09.........      420,000
                   Unisys Corp., Sr. Notes:
     625,000         8.125% due 6/1/06.........................................      657,813
     125,000         7.875% due 4/1/08.........................................      130,313
     250,000       Xerox Capital Europe PLC, Notes, 5.875% due 5/15/04.........      246,250
     500,000       Xerox Corp., Notes, 7.150% due 8/1/04.......................      495,000
                                                                                 -----------
                                                                                   3,233,439
                                                                                 -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (CONTINUED)
FEBRUARY 28, 2003

SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

    FACE
   AMOUNT                                    SECURITY                               VALUE
   ------                                    --------                               -----
TELECOMMUNICATIONS -- 10.9%
$    275,000       American Cellular Corp., 9.500% due 10/15/09................  $    53,625
     825,000       American Tower Corp., Sr. Notes, 9.375% due 2/1/09..........      660,000
     315,000       American Tower Escrow Corp., zero coupon due 8/1/08
                     (b)(d)....................................................      195,300
     775,000       AT&T Corp., Sr. Notes, 8.500% due 11/15/31..................      841,008
                   AT&T Wireless Services Inc.:
     900,000         Notes, 8.125% due 5/1/12..................................      969,391
                     Sr. Notes:
     350,000           7.875% due 3/1/11.......................................      372,538
     275,000           8.750% due 3/1/31.......................................      293,138
                   Crown Castle International Corp., Sr. Notes:
     225,000         9.000% due 5/15/11........................................      177,750
     225,000         9.375% due 8/1/11.........................................      183,375
     375,000         10.750% due 8/1/11........................................      324,375
                   Global Crossing Holdings Ltd.:
     635,000         9.125% due 11/15/06 (a)...................................       20,637
     250,000         9.625% due 5/15/08 (a)....................................        8,125
      75,000         9.500% due 11/15/09 (a)...................................        2,437
                   Nextel Communications, Inc.:
     875,000         Sr. Discount Notes, 9.750% due 10/31/07...................      892,500
   1,650,000         Sr. Notes, 9.375% due 11/15/09............................    1,666,500
     575,000       Qwest Communications International, Inc., Sr. Notes, Series
                     B,
                     7.500% due 11/1/08........................................      485,875
   1,000,000       Qwest Corp., Notes, 8.875% due 3/15/12 (b)..................    1,042,500
     190,000       Qwest Services Corp., Notes, 14.000% due 12/15/14 (b).......      199,500
                   Sprint Capital Corp.:
     800,000         6.875% due 11/15/28.......................................      664,000
     525,000         8.750% due 3/15/32........................................      509,250
     114,000       TeleCorp PCS, Inc., 10.625% due 7/15/10.....................      129,390
                                                                                 -----------
                                                                                   9,691,214
                                                                                 -----------
TRANSPORTATION -- 0.7%
     600,000       Teekay Shipping Corp., 8.320% due 2/1/08....................      633,000
                                                                                 -----------
UTILITIES -- 1.9%
                   Avon Energy Partners Holdings:
     625,000         Notes, 6.460% due 3/4/08 (b)..............................      518,750
     300,000         Sr. Notes, 7.050% due 12/11/07 (b)........................      249,000
     875,000       Calpine Canada Energy Finance ULC, 8.500% due 5/1/08........      428,750
                   Calpine Corp., Sr. Notes:
     625,000         8.750% due 7/15/07........................................      290,625
     275,000         8.500% due 2/15/11........................................      133,375
     125,000       CMS Energy Corp., Sr. Notes, 9.875% due 10/15/07............      112,619
                                                                                 -----------
                                                                                   1,733,119
                                                                                 -----------
                   TOTAL CORPORATE BONDS
                   (Cost -- $86,183,506).......................................   84,611,366
                                                                                 -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (CONTINUED)
FEBRUARY 28, 2003

SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

    FACE
   AMOUNT                                    SECURITY                               VALUE
   ------                                    --------                               -----
CONVERTIBLE CORPORATE BONDS -- 0.7%
TECHNOLOGY -- 0.5%
$    425,000       Avaya Inc., Sr. Notes, zero coupon bond to yield
                     11.210% due 10/31/21......................................  $   188,062
     320,000       i2 Technologies, Inc., Sub. Notes, 5.250% due 12/15/06......      211,600
                                                                                 -----------
                                                                                     399,662
                                                                                 -----------
TELECOMMUNICATIONS -- 0.2%
     300,000       American Tower Corp., Notes, 5.000% due 2/15/10.............      208,500
                                                                                 -----------
                   TOTAL CONVERTIBLE CORPORATE BONDS
                   (Cost -- $560,680)..........................................      608,162
                                                                                 -----------
COLLATERALIZED MORTGAGE OBLIGATION -- 0.0%
     370,387       Airplanes Pass-Through Trust, Series D, 10.875% due 3/15/19
                   (Cost -- $377,104)..........................................       11,112
                                                                                 -----------

                                    SHARES
                                    ------
COMMON STOCK (e) -- 0.5%
       8,620       ContinentalAFA Dispensing Co. (c)...........................       47,410
       8,760       Imperial Sugar Co. .........................................       48,618
       9,680       NTL Inc. ...................................................       96,994
       1,100       NTL Inc., Restricted Shares (c).............................       10,802
         478       Pillowtex Corp. ............................................          225
       8,311       SpectraSite, Inc. ..........................................      212,346
                                                                                 -----------
                   TOTAL COMMON STOCK
                   (Cost -- $1,960,492)........................................      416,395
                                                                                 -----------
ESCROW SHARES (c)(e) -- 0.0%
     250,000       Imperial Sugar Co. .........................................            0
     375,000       Pillowtex Corp. ............................................            0
                                                                                 -----------
                   TOTAL ESCROW SHARES
                   (Cost -- $0)................................................            0
                                                                                 -----------
PREFERRED STOCK -- 1.1%
                   CSC Holdings, Inc.:
       2,200         Series H, 11.750% due 10/1/07.............................      227,150
       6,800         Series M, 11.125% due 4/1/08..............................      698,700
          14       NTL Europe, Inc., Series A, 10.000% due 1/10/23 (e).........           53
         353       Rural Cellular Corp., 12.250% due 5/15/11 (f)...............       36,234
                   TCR Holdings Corp.:
         439         Class B Shares (c)(e).....................................            0
         241         Class C Shares (c)(e).....................................            0
         636         Class D Shares (c)(e).....................................            1
       1,316         Class E Shares (c)(e).....................................            1
                                                                                 -----------
                   TOTAL PREFERRED STOCK
                   (Cost -- $1,196,411)........................................      962,139
                                                                                 -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (CONTINUED)
FEBRUARY 28, 2003

SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

  WARRANTS                                   SECURITY                               VALUE
  --------                                   --------                               -----
WARRANTS (e) -- 0.0%
       4,055       Axiohm Transaction Solutions, Inc. .........................  $         0
     803,849       ContiFinancial Corp. Liquidating Trust, Units of Interest,
                     (Represents interests in a trust in the liquidation of
                     ContiFinancial Corp. and its affiliates) (c)..............       31,652
         200       Leap Wireless International, Inc. (Exercise price of $96.80 per share expiring on 4/15/10. Each warrant exercisable
                     for 5.146 shares of common stock) (b)(c)..................            0
         500       Mattress Discounters Corp. (Exercise price of $0.01 per
                     share expiring on 7/15/07. Each warrant exercisable for
                     4.85 shares of Class A common stock and 0.539 shares of
                     Class L common stock).....................................          375
       2,521       Pillowtex Corp. (Exercise price of $28.99 per share expiring on 11/24/09. Each warrant exercisable for 1 share of
                     common stock).............................................          139
         500       Republic Technologies International Inc. (Exercise price of
                     $0.01 per share expiring on 7/15/09. Each warrant
                     exercisable for 1 share of Class D common stock)..........            5
         250       Winsloew Furniture, Inc. (Exercise price of $0.01 per share expiring on 8/15/07. Each warrant exercisable for 0.2298
                     shares of common stock)...................................        2,625
                                                                                 -----------
                   TOTAL WARRANTS
                   (Cost -- $52,144)...........................................       34,796
                                                                                 -----------
                                     FACE
                                    AMOUNT
                                    ------
REPURCHASE AGREEMENTS -- 2.8%

$  1,507,000       Greenwich Capital Markets, Inc., 1.280% due 3/3/03; Proceeds
                     at maturity -- $1,507,161; (Fully collateralized by U.S.
                     Treasury Bill, due 7/3/03; Market value -- $1,537,824)....    1,507,000
   1,000,000       State Street Bank and Trust Co., 1.270% due 3/3/03; Proceeds
                     at maturity -- $1,000,106; (Fully collateralized by U.S.
                     Treasury Bonds, 8.000% due 11/15/21; Market
                     value -- $1,024,073)......................................    1,000,000
                                                                                 -----------
                   TOTAL REPURCHASE AGREEMENTS
                   (Cost -- $2,507,000)........................................    2,507,000
                                                                                 -----------
                   TOTAL INVESTMENTS -- 100%
                   (Cost -- $92,837,337*)......................................  $89,150,970
                                                                                 -----------
                                                                                 -----------

---------

(a)  Security is currently in default.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(c) Security is valued in accordance with fair valuation procedures.
(d)  Security has been issued with attached warrants.
(e)  Non-income producing security.
(f) Payment-in-kind security for which all or part of the dividend earned is paid by the issuance of additional stock.
  * Aggregate cost for Federal income tax purposes is $92,865,534.

                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (CONTINUED)
FEBRUARY 28, 2003

SALOMON BROTHERS INSTITUTIONAL EMERGING MARKETS DEBT FUND
--------------------------------------------------------------------------------

   FACE
  AMOUNT                               SECURITY                               VALUE
  ------                               --------                               -----
SOVEREIGN BONDS  --  95.0%
ARGENTINA  --  3.0%
             Republic of Argentina:
$2,074,000     Due 4/10/05 (a)...........................................  $   539,240
   650,000     Due 11/29/49 (a)..........................................      152,750
 1,100,000     Par Bond, due 3/31/23 (a).................................      485,375
 1,600,000     Series E, zero coupon due 10/15/03 (a)....................      360,000
                                                                           -----------
                                                                             1,537,365
                                                                           -----------
BRAZIL  --  25.2%
             Federal Republic of Brazil:
   685,000     11.250% due 7/26/07.......................................      595,950
 6,150,000     11.500% due 3/12/08.......................................    5,265,935
   550,000     9.375% due 4/7/08.........................................      431,750
 2,835,000     14.500% due 10/15/09......................................    2,661,356
 1,475,000     12.000% due 4/15/10.......................................    1,237,156
   200,000     10.125% due 5/15/27.......................................      135,750
 1,410,000     12.250% due 3/6/30........................................    1,096,628
   516,129     MYDFA, 2.6875% due 9/15/07 (b)............................      384,516
 1,242,647     NMB, Series L, 2.625% due 4/15/09 (b).....................      918,006
                                                                           -----------
                                                                            12,727,047
                                                                           -----------
BULGARIA  --  2.1%
   925,000   Republic of Bulgaria, 8.250% due 1/15/15....................    1,056,523
                                                                           -----------
COLOMBIA  --  5.3%
             Republic of Colombia:
   550,000     7.625% due 2/15/07........................................      533,500
   775,000     8.625% due 4/1/08.........................................      757,563
   425,000     10.500% due 7/9/10........................................      437,750
   650,000     10.750% due 1/15/13.......................................      668,525
   275,000     11.750% due 2/25/20.......................................      288,956
                                                                           -----------
                                                                             2,686,294
                                                                           -----------
COSTA RICA  --  1.4%
             Republic of Costa Rica:
   325,000     6.914% due 1/31/08 (c)....................................      327,031
   125,000     9.335% due 5/15/09........................................      138,125
   250,000     8.050% due 1/31/13 (c)....................................      254,063
                                                                           -----------
                                                                               719,219
                                                                           -----------
ECUADOR  --  5.0%
             Republic of Ecuador:
 2,525,000     12.000% due 11/15/12......................................    1,691,750
 1,750,000     6.000% due 8/15/30 (b)....................................      854,875
                                                                           -----------
                                                                             2,546,625
                                                                           -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (CONTINUED)
FEBRUARY 28, 2003

SALOMON BROTHERS INSTITUTIONAL EMERGING MARKETS DEBT FUND
--------------------------------------------------------------------------------

   FACE
  AMOUNT                               SECURITY                               VALUE
  ------                               --------                               -----
MEXICO  --  24.2%
             PEMEX Project Funding Master Trust:
$1,500,000     8.500% due 2/15/08........................................  $ 1,676,250
   325,000     6.125% due 8/15/08 (c)....................................      330,688
   625,000     9.125% due 10/13/10.......................................      716,406
             United Mexican States:
 2,500,000     6.625% due 3/3/15.........................................    2,458,125
 2,950,000     11.375% due 9/15/16.......................................    4,019,375
 1,425,000     8.125% due 12/30/19.......................................    1,515,488
   925,000     11.500% due 5/15/26.......................................    1,273,031
   250,000     8.300% due 8/15/31........................................      265,750
                                                                           -----------
                                                                            12,255,113
                                                                           -----------
PANAMA  --  5.0%
             Republic of Panama:
   600,000     9.375% due 7/23/12........................................      645,000
 1,275,000     9.375% due 1/16/23........................................    1,302,094
   600,000     8.875% due 9/30/27........................................      603,000
                                                                           -----------
                                                                             2,550,094
                                                                           -----------
PERU  --  2.5%
             Republic of Peru:
   425,000     9.875% due 2/6/15.........................................      443,063
 1,075,000     FLIRB, 4.000% due 3/7/17 (b)..............................      817,672
                                                                           -----------
                                                                             1,260,735
                                                                           -----------
PHILIPPINES  --  5.1%
             Republic of the Philippines:
   250,000     8.375% due 3/12/09........................................      251,875
   500,000     9.000% due 2/15/13........................................      489,500
   225,000     9.375% due 1/18/17........................................      228,938
   550,000     9.875% due 1/15/19........................................      543,469
   750,000     10.625% due 3/16/25.......................................      771,075
   305,555     FLIRB, Series B, 2.3125% due 6/1/08 (b)...................      277,291
                                                                           -----------
                                                                             2,562,148
                                                                           -----------
POLAND  --  2.3%
 1,162,765   Republic of Poland, PDI Bond, 7.000% due 10/27/14 (b).......    1,172,067
                                                                           -----------
RUSSIA  --  9.6%
             Russian Federation:
   400,000     11.000% due 7/24/18.......................................      523,000
   650,000     12.750% due 6/24/28.......................................      957,125
 3,939,250     5.000% due 3/31/30 (b)....................................    3,372,983
                                                                           -----------
                                                                             4,853,108
                                                                           -----------
TURKEY  --  4.0%
             Republic of Turkey:
   750,000     12.375% due 6/15/09.......................................      817,500
   975,000     11.500% due 1/23/12.......................................    1,012,781
   200,000     11.000% due 1/14/13.......................................      201,750
                                                                           -----------
                                                                             2,032,031
                                                                           -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (CONTINUED)
FEBRUARY 28, 2003

SALOMON BROTHERS INSTITUTIONAL EMERGING MARKETS DEBT FUND
--------------------------------------------------------------------------------

   FACE
  AMOUNT                               SECURITY                               VALUE
  ------                               --------                               -----
URUGUAY  --  0.3%
             Republic of Uruguay:
$  175,000     7.875% due 3/25/09........................................  $    84,438
    88,235     NMB, 2.4375% due 2/19/06 (b)..............................       48,529
                                                                           -----------
                                                                               132,967
                                                                           -----------
             TOTAL SOVEREIGN BONDS
             (Cost  --  $45,151,670).....................................   48,091,336
                                                                           -----------

LOAN PARTICIPATIONS (b)(d)  --  4.5%
MOROCCO  --  4.5%
 2,446,063   Kingdom of Morocco, Tranche A, 2.1875% due 1/2/09 (CS First
               Boston Corp., ING Barings Inc., J.P. Morgan Chase
               & Co., UBS AG) (Cost  --  $2,174,197).....................    2,274,838
                                                                           -----------

                                 RIGHTS
RIGHTS (e)(f) -- 0.0%
    37,845   Venezuela Discount Rights (Cost  --  $0)....................            0
                                                                           -----------
                                  FACE
                                 AMOUNT
                                 ------
REPURCHASE AGREEMENT -- 0.5%
$  234,000   Greenwich Capital Markets, Inc., 1.280% due 3/3/03; Proceeds
               at
               maturity  -- $234,025; (Fully collateralized by U.S.
               Treasury Bill,
               due 7/3/03; Market value  --  $239,040)
               (Cost  --  $234,000)......................................      234,000
                                                                           -----------
             TOTAL INVESTMENTS  --  100%
             (Cost  --  $47,559,867*)....................................  $50,600,174
                                                                           -----------
                                                                           -----------

---------

(a) Security is currently in default.
(b) Interest rate shown reflects current rate on instruments with variable rate or step coupon rates.
(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(d) Participation interest was acquired through the financial institutions indicated parenthetically.
(e) Security is valued in accordance with fair valuation procedures.
(f) Non-income producing security.
 * Aggregate cost for Federal income tax purposes is $47,700,266.

  Abbreviations used in this schedule:

  FLIRB    --  Front-Loaded Interest Reduction Bond.
  MYDFA    --  Multi Year Depository Facility Agreement.
  NMB      --  New Money Bond.
  PDI      --  Past Due Interest.

                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
STATEMENTS OF ASSETS AND LIABILITIES
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

                                                                              EMERGING
                                                               HIGH YIELD      MARKETS
                                                               BOND FUND      DEBT FUND
                                                               ---------      ---------
ASSETS:
    Investments, at value (Cost  --  $92,837,337 and
      $47,559,867, respectively)............................  $ 89,150,970   $50,600,174
    Cash....................................................        75,811       495,301
    Interest receivable.....................................     1,968,472     1,424,411
    Receivable for Fund shares sold.........................     1,140,000            --
    Receivable for securities sold..........................       575,235     7,253,881
                                                              ------------   -----------
    TOTAL ASSETS............................................    92,910,488    59,773,767
                                                              ------------   -----------

LIABILITIES:
    Payable for securities purchased........................       273,358     3,567,492
    Management fee payable..................................         4,467        16,236
    Administration fee payable..............................         3,466         2,092
    Accrued expenses........................................        88,237        82,883
                                                              ------------   -----------
    TOTAL LIABILITIES.......................................       369,528     3,668,703
                                                              ------------   -----------
TOTAL NET ASSETS............................................  $ 92,540,960   $56,105,064
                                                              ------------   -----------
                                                              ------------   -----------

NET ASSETS:
    Par value of capital shares.............................  $     14,899   $     8,490
    Capital paid in excess of par value.....................   106,902,233    50,138,165
    Undistributed net investment income.....................     1,583,619     1,542,796
    Accumulated net realized gain (loss) from security
      transactions
      and options...........................................   (12,273,424)    1,375,306
    Net unrealized appreciation (depreciation) of
      investments...........................................    (3,686,367)    3,040,307
                                                              ------------   -----------
TOTAL NET ASSETS............................................  $ 92,540,960   $56,105,064
                                                              ------------   -----------
                                                              ------------   -----------
SHARES OUTSTANDING..........................................    14,898,830     8,490,258
                                                              ------------   -----------
                                                              ------------   -----------
NET ASSET VALUE, PER SHARE..................................         $6.21         $6.61
                                                              ------------   -----------
                                                              ------------   -----------

Authorized shares of 10,000,000,000 for the Institutional Series Funds, with a par value of $0.001.

                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 28, 2003
--------------------------------------------------------------------------------

                                                                             EMERGING
                                                              HIGH YIELD      MARKETS
                                                               BOND FUND     DEBT FUND
                                                               ---------     ---------
INVESTMENT INCOME:
    Interest................................................  $ 7,889,374   $ 8,338,063
    Dividends...............................................      145,387            --
                                                              -----------   -----------
    TOTAL INVESTMENT INCOME.................................    8,034,761     8,338,063
                                                              -----------   -----------

EXPENSES:
    Management fee (Note 2).................................      414,075       537,896
    Audit and legal.........................................       56,051        54,014
    Custody.................................................       45,560        37,699
    Administration fee (Note 2).............................       41,408        38,421
    Registration fees.......................................       22,351        17,733
    Shareholder communications..............................       22,042        23,648
    Directors' fees.........................................       12,841        13,155
    Shareholder servicing fees..............................        2,346           837
    Other...................................................        7,869         7,842
                                                              -----------   -----------
    TOTAL EXPENSES..........................................      624,543       731,245
    Less: Management fee waiver (Note 2)....................     (169,060)     (154,928)
                                                              -----------   -----------
    NET EXPENSES............................................      455,483       576,317
                                                              -----------   -----------
NET INVESTMENT INCOME.......................................    7,579,278     7,761,746
                                                              -----------   -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND OPTIONS (NOTES 1 AND 3):
    Realized Gain (Loss) From:
      Security transactions (excluding short-term
        securities).........................................   (2,451,520)    2,844,868
      Options purchased.....................................           --       315,155
                                                              -----------   -----------
    NET REALIZED GAIN (LOSS)................................   (2,451,520)    3,160,023
                                                              -----------   -----------
    Change in Net Unrealized Appreciation (Depreciation) of
      Investments:
      Beginning of year.....................................   (6,923,463)    6,528,159
      End of year...........................................   (3,686,367)    3,040,307
                                                              -----------   -----------
    CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)....    3,237,096    (3,487,852)
                                                              -----------   -----------
NET GAIN (LOSS) ON INVESTMENTS AND OPTIONS..................      785,576      (327,829)
                                                              -----------   -----------
INCREASE IN NET ASSETS FROM OPERATIONS......................  $ 8,364,854   $ 7,433,917
                                                              -----------   -----------
                                                              -----------   -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED FEBRUARY 28,

SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

                                                                 2003             2002
                                                                 ----             ----
OPERATIONS:
    Net investment income...................................  $ 7,579,278      $ 5,359,516
    Net realized loss.......................................   (2,451,520)      (4,150,736)
    (Increase) decrease in net unrealized depreciation......    3,237,096          (80,175)
                                                              -----------      -----------
    INCREASE IN NET ASSETS FROM OPERATIONS..................    8,364,854        1,128,605
                                                              -----------      -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income...................................   (6,915,632)      (4,781,779)
                                                              -----------      -----------
    DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
      SHAREHOLDERS..........................................   (6,915,632)      (4,781,779)
                                                              -----------      -----------
FUND SHARE TRANSACTIONS (NOTE 7):
    Proceeds from sale of shares............................   29,309,267       52,078,999
    Net asset value of shares issued for reinvestment of
      dividends.............................................    6,915,211        4,781,779
    Cost of shares reacquired...............................  (11,463,083)      (6,287,886)
                                                              -----------      -----------
    INCREASE IN NET ASSETS FROM
      FUND SHARE TRANSACTIONS...............................   24,761,395       50,572,892
                                                              -----------      -----------
INCREASE IN NET ASSETS......................................   26,210,617       46,919,718
NET ASSETS:
    Beginning of year.......................................   66,330,343       19,410,625
                                                              -----------      -----------
    END OF YEAR*............................................  $92,540,960      $66,330,343
                                                              -----------      -----------
                                                              -----------      -----------
* Includes undistributed net investment income of: .........   $1,583,619         $927,473
                                                              -----------      -----------
                                                              -----------      -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED FEBRUARY 28,

SALOMON BROTHERS INSTITUTIONAL EMERGING MARKETS DEBT FUND
--------------------------------------------------------------------------------

                                                                  2003              2002
                                                                  ----              ----
OPERATIONS:
    Net investment income...................................  $  7,761,746      $  8,562,950
    Net realized gain (loss)................................     3,160,023        (1,237,545)
    Increase (decrease) in net unrealized appreciation......    (3,487,852)        4,624,112
                                                              ------------      ------------
    INCREASE IN NET ASSETS FROM OPERATIONS..................     7,433,917        11,949,517
                                                              ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income...................................    (7,802,401)       (8,220,152)
                                                              ------------      ------------
    DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
      SHAREHOLDERS..........................................    (7,802,401)       (8,220,152)
                                                              ------------      ------------
FUND SHARE TRANSACTIONS (NOTE 7):
    Proceeds from sale of shares............................     8,712,066        63,046,349
    Net asset value of shares issued for reinvestment of
      dividends.............................................     7,802,401         8,220,151
    Cost of shares reacquired...............................   (65,731,995)      (32,495,983)
                                                              ------------      ------------
    INCREASE (DECREASE) IN NET ASSETS FROM
      FUND SHARE TRANSACTIONS...............................   (49,217,528)       38,770,517
                                                              ------------      ------------
INCREASE (DECREASE) IN NET ASSETS...........................   (49,586,012)       42,499,882
NET ASSETS:
    Beginning of year.......................................   105,691,076        63,191,194
                                                              ------------      ------------
    END OF YEAR*............................................  $ 56,105,064      $105,691,076
                                                              ------------      ------------
                                                              ------------      ------------
* Includes undistributed net investment income of: .........    $1,542,796        $1,554,049
                                                              ------------      ------------
                                                              ------------      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Salomon Brothers Institutional High Yield Bond Fund ('High Yield Bond Fund') and Salomon Brothers Institutional Emerging Markets Debt Fund ('Emerging Markets Debt Fund') are portfolios constituting the Salomon Brothers Institutional Series Funds Inc ('Series'). The Series is an open-end investment company incorporated in Maryland on January 19, 1996. Each Fund has a specific investment objective: the High Yield Bond Fund's objective is to maximize total return by investing primarily in high-yield fixed-income securities; including bonds, debentures, notes, equipment trust certificates, commercial paper, preferred stock and other obligations of U.S. and foreign issuers. The Emerging Markets Debt Fund's objective is to maximize total return by investing at least 80% of its assets in U.S. dollar denominated fixed-income securities issued by governments, government-related entities and corporations located in emerging market countries and related investments.

The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ('GAAP'). The preparation of financial statements in accordance with GAAP requires management to make estimates of certain reported amounts in the financial statements. Actual amounts could differ from those estimates.

    (a) INVESTMENT VALUATION. Portfolio securities listed or traded on national securities exchanges, or reported on the NASDAQ national market system, are valued at the last sale price, or if there have been no sales on that day, at the mean of the current bid and asked price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and asked price. Debt securities are valued by using either market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Publicly traded sovereign bonds are typically traded internationally on the over-the-counter market and are valued at the mean of the last current bid and asked price as of the close of business of that market. Short-term securities with less than 60 days remaining to maturity when acquired by the Fund are valued at amortized cost which approximates market value. If the Fund acquires such securities with more than 60 days remaining to maturity, they will be valued at current market value until the 60th day prior to maturity, and will then be valued on an amortized cost basis.

    Securities for which reliable quotations or prices from pricing services are not readily available (as may be the case for securities of limited marketability) and all other assets are valued at their respective fair value as determined in good faith by, or under procedures established by, the Board of Directors.

    (b) OPTION CONTRACTS. When the Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchased upon exercise of the option.

    (c) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is each Fund's policy that the Fund takes possession, through its custodian, of the underlying collateral and monitors the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that the market value of the collateral (plus accrued interest) equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

    (d) FOREIGN CURRENCY TRANSLATION. The accounting records of each Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Funds denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

    (e) FORWARD FOREIGN CURRENCY CONTRACTS. Each Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the value of portfolio securities. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

    (f) LOAN PARTICIPATIONS. Each Fund may invest in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ('lender'). At February 28, 2003 the Emerging Markets Debt Fund held loan participations with a total cost of $2,174,197.

    In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. The Fund may have difficulty disposing of participations because the market for such instruments is not highly liquid.

    (g) FEDERAL INCOME TAXES. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies by distributing all of its income, including any net realized gains, to shareholders. Therefore, no Federal income tax or excise tax provision is required.

    (h) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Each Fund declares dividends from net investment income annually. Distributions of net realized gains to shareholders of each Fund, if any, are declared at least annually. Dividends and distributions to shareholders of each Fund are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP. These differences are due primarily to differences in the treatment of foreign currency gains/losses, deferral of wash sales, and post-October losses incurred by each Fund. Permanent book/tax differences are reclassified within the capital accounts based on their Federal income tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and distributions in excess of net realized capital gains.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

    (i) EXPENSES. Direct expenses are charged to the Fund that incurred them, and general expenses of the Series are allocated to the Funds based on each Fund's relative net assets.

    (j) YEAR END TAX RECLASSIFICATIONS. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. At February 28, 2003, reclassifications were made to the capital accounts of the High Yield Bond Fund and Emerging Markets Debt Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

    (k) OTHER. Investment transactions are recorded as of the trade date. Interest income, including the accretion of discounts or amortization of premiums, is recognized when earned. Gains or losses on sales of securities are calculated for financial accounting and Federal income tax purposes on the identified cost basis.

    (l) CHANGE IN ACCOUNTING METHOD. In November 2000, the American Institute of Certified Public Accountants ('AICPA') issued a revised Audit and Accounting Guide for Investment Companies ('Guide'). This Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Emerging Markets Debt Fund to amortize premium and accrete all discounts on all fixed-income securities. The Emerging Markets Debt Fund adopted this requirement effective March 1, 2001 and recorded adjustments to decrease the cost of securities and decrease accumulated undistributed net investment income by $141 to reflect the cumulative effect of this change up to the date of the adoption. This change does not affect the Emerging Markets Debt Fund's net asset value, but does change the classification of certain amounts in the statement of operations.

2. MANAGEMENT FEE AND OTHER AGREEMENTS

Each Fund retains Salomon Brothers Asset Management Inc ('SBAM'), an indirect wholly-owned subsidiary of Citigroup Inc. ('Citigroup'), to act as investment manager of each Fund, subject to the supervision by the Board of Directors of the Series. Among other things, SBAM furnishes the Funds with office space and certain services and facilities required for conducting the business of the Funds, and pays the compensation of its officers. The management fee for these services for each Fund is based on the following annual percentages of each Fund's average daily net assets: 0.50% for the High Yield Bond Fund and 0.70% for the Emerging Markets Debt Fund. These fees are calculated daily and paid monthly.

For the period from March 1, 2002 through January 23, 2003, SBAM also acted as the administrator of each Fund for which it received a fee calculated at an annual rate of 0.05% of each Fund's average daily net assets. These fees were calculated daily and paid monthly. Effective January 24, 2003, Smith Barney Fund Management LLC, another indirect wholly-owned subsidiary of Citigroup and an affiliate of SBAM, assumed responsibilities as administrator of each Fund for which it receives a fee calculated at an annual rate of 0.05% of each Fund's average daily net assets. These fees are calculated daily and paid monthly.

For the year ended February 28, 2003, SBAM waived management fees of $169,060 and $154,928 for the High Yield Bond Fund and Emerging Markets Debt Fund, respectively.

Effective April 7, 2003, Salomon Smith Barney Inc.'s name changed to Citigroup Global Markets Inc. ('CGM'). CGM, another indirect wholly-owned subsidiary of Citigroup, acts as the Funds' distributor. For the year ended February 28, 2003, CGM did not receive any brokerage commissions from the Funds.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

3. PORTFOLIO ACTIVITY

During the year ended February 28, 2003, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                                    EMERGING
                                                    HIGH YIELD      MARKETS
                                                     BOND FUND     DEBT FUND
                                                     ---------     ---------
Purchases.........................................  $60,371,949   $130,041,124
                                                    -----------   ------------
                                                    -----------   ------------
Sales.............................................  $34,624,222   $176,367,894
                                                    -----------   ------------
                                                    -----------   ------------

At February 28, 2003, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

                                                                    EMERGING
                                                    HIGH YIELD      MARKETS
                                                     BOND FUND     DEBT FUND
                                                     ---------     ---------
Gross unrealized appreciation.....................  $ 4,899,800    $ 5,524,301
Gross unrealized depreciation.....................   (8,614,364)    (2,624,393)
                                                    -----------   ------------
Net unrealized appreciation (depreciation)........  $(3,714,564)    $2,899,908
                                                    -----------   ------------
                                                    -----------   ------------

4. PORTFOLIO INVESTMENT RISKS

CREDIT AND MARKET RISK. Funds that invest in emerging markets and high-yield debt instruments are subject to certain credit and market risks. The yields of debt obligations reflect, among other things, perceived credit risk. Securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes in emerging market countries may have disruptive effects on the market prices of investments held by the Funds.

The Funds' investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. Foreign securities and currency transactions involve certain considerations and risks not typically associated with those of U.S. Dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK. Each Fund may enter into forward foreign currency contracts ('forward contracts') to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. The High Yield Bond Fund and Emerging Markets Debt Fund may invest in instruments whose values and interest rates may be linked to foreign currencies, interest rates, indices or some other financial

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which it is indexed. These securities are generally more volatile in nature and the risk of loss of principal is greater.

A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. A risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases.

5. CAPITAL LOSS CARRYFORWARD

At February 28, 2003, the High Yield Bond Fund had, for Federal income tax purposes, approximately $11,545,000 of capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses can be used to offset realized capital gains, it is probable that the gains so offset will not be distributed. Expiration occurs on the last day in February of the year indicated:

                                     2007        2008         2009         2010         2011
                                     ----        ----         ----         ----         ----
Carryforward Amounts.............  $112,000   $1,499,000   $3,202,000   $3,309,000   $3,423,000

In addition, the High Yield Bond Fund had $685,698 of capital losses realized after October 31, 2002, which were deferred for Federal income tax purposes to the first day of the following fiscal year.

6. INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

At February 28, 2003, the tax basis components of distributable earnings were:

                                                                     EMERGING
                                                      HIGH YIELD     MARKETS
                                                      BOND FUND     DEBT FUND
                                                      ---------     ---------
Undistributed ordinary income......................  $  1,600,701   $1,570,150
                                                     ------------   ----------
                                                     ------------   ----------
Accumulated capital gains (losses).................  $(11,544,698)  $1,488,351
                                                     ------------   ----------
                                                     ------------   ----------
Unrealized appreciation (depreciation).............  $ (3,714,564)  $2,899,908
                                                     ------------   ----------
                                                     ------------   ----------

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to wash sale loss deferrals.

The tax character of distributions paid during the year ended February 28, 2003 was:

                                                                     EMERGING
                                                       HIGH YIELD    MARKETS
                                                       BOND FUND    DEBT FUND
                                                       ---------    ---------
Ordinary income......................................  $6,915,632   $7,802,401
                                                       ----------   ----------
                                                       ----------   ----------

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

7. CAPITAL STOCK

At February 28, 2003, the Series had 10,000,000,000 shares of authorized capital stock, par value $0.001 per share. Transactions in Fund shares for the periods indicated were as follows:

For the Year Ended February 28, 2003:

                                                                      EMERGING
                                                        HIGH YIELD    MARKETS
                                                        BOND FUND    DEBT FUND
                                                        ---------    ---------
Shares sold...........................................   4,672,311    1,364,930
Shares issued for reinvestment of dividends...........   1,148,706    1,262,524
Shares reacquired.....................................  (1,800,547)  (9,895,552)
                                                        ----------   ----------
Net increase (decrease)...............................   4,020,470   (7,268,098)
                                                        ----------   ----------
                                                        ----------   ----------

For the Year Ended February 28, 2002:

                                                                      EMERGING
                                                        HIGH YIELD    MARKETS
                                                        BOND FUND    DEBT FUND
                                                        ---------    ---------
Shares sold...........................................  8,062,706     9,643,119
Shares issued for reinvestment of dividends...........    790,377     1,302,718
Shares reacquired.....................................   (990,673)   (5,081,897)
                                                        ---------    ----------
Net increase..........................................  7,862,410     5,863,940
                                                        ---------    ----------
                                                        ---------    ----------

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data per share of capital stock outstanding throughout each year ended February 28, unless otherwise noted:

                                                              HIGH YIELD BOND FUND
                                              -----------------------------------------------------
                                               2003(1)     2002(1)   2001(1)   2000(1)(2)    1999
                                               -------     -------   -------   ----------    ----
NET ASSET VALUE, BEGINNING OF YEAR..........    $ 6.10      $ 6.44    $ 7.60     $ 8.60      $ 9.67
                                               -------     -------   -------    -------     -------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.....................      0.57        0.59      0.78       0.80        1.04
  Net realized and unrealized gain (loss)...      0.06       (0.46)    (0.94)     (1.11)      (1.05)
                                               -------     -------   -------    -------     -------
Total Income (Loss) From Operations.........      0.63        0.13     (0.16)     (0.31)      (0.01)
                                               -------     -------   -------    -------     -------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................     (0.52)      (0.47)    (1.00)     (0.69)      (1.00)
  Net realized gains........................        --          --        --         --       (0.06)
                                               -------     -------   -------    -------     -------
Total Distributions.........................     (0.52)      (0.47)    (1.00)     (0.69)      (1.06)
                                               -------     -------   -------    -------     -------
NET ASSET VALUE, END OF YEAR................    $ 6.21      $ 6.10    $ 6.44     $ 7.60      $ 8.60
                                               -------     -------   -------    -------     -------
                                               -------     -------   -------    -------     -------
NET ASSETS, END OF YEAR (000s)..............   $92,541     $66,330   $19,411    $51,415     $37,367
                                               -------     -------   -------    -------     -------
                                               -------     -------   -------    -------     -------
TOTAL RETURN................................      10.5%        2.1%    (1.2)%     (3.7)%        0.1%
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)...............................      0.55%       0.55%     0.55%      0.55%       0.55%
  Net investment income.....................      9.15%       9.09%    10.59%      9.70%       8.80%
PORTFOLIO TURNOVER RATE.....................        45%         59%       80%        39%        102%
Before waiver of management fee, expenses
  reimbursed by SBAM and credits earned from
  and fees waived by the custodian, net
  investment income per share and expense
  ratios would have been:
    Net investment income per share.........     $0.55       $0.58     $0.75      $0.77       $0.94
    Expense ratio...........................      0.75%       0.74%     0.96%      0.89%       1.39%

-------------------
(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the year ended February 29, 2000.
(3) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.55%.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------
Selected data per share of capital stock outstanding throughout each year ended February 28, unless otherwise noted:

                                                           EMERGING MARKETS DEBT FUND
                                             ------------------------------------------------------
                                              2003(1)     2002(1)    2001(1)   2000(1)(2)    1999
                                              -------     -------    -------   ----------    ----
NET ASSET VALUE, BEGINNING OF YEAR.........    $ 6.71       $ 6.39    $ 6.31     $ 4.95      $ 7.21
                                              -------     --------   -------    -------     -------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(3).................      0.65         0.69      0.79       0.65        0.62
  Net realized and unrealized gain
    (loss)(3)..............................      0.10         0.20      0.01       1.32       (2.29)
                                              -------     --------   -------    -------     -------
Total Income (Loss) From Operations........      0.75         0.89      0.80       1.97       (1.67)
                                              -------     --------   -------    -------     -------
LESS DISTRIBUTIONS FROM:
  Net investment income....................     (0.85)       (0.57)    (0.72)     (0.61)      (0.59)
  Net realized gains.......................        --           --        --         --       (0.00)*
                                              -------     --------   -------    -------     -------
Total Distributions........................     (0.85)       (0.57)    (0.72)     (0.61)      (0.59)
                                              -------     --------   -------    -------     -------
NET ASSET VALUE, END OF YEAR...............    $ 6.61       $ 6.71    $ 6.39     $ 6.31      $ 4.95
                                              -------     --------   -------    -------     -------
                                              -------     --------   -------    -------     -------
NET ASSETS, END OF YEAR (000s).............   $56,105     $105,691   $63,191    $62,429     $30,523
                                              -------     --------   -------    -------     -------
                                              -------     --------   -------    -------     -------
TOTAL RETURN...............................      12.1%        14.5%     13.4%      40.4%      (23.1)%
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)..............................      0.75%        0.75%     0.75%      0.75%       0.75%
  Net investment income(3).................     10.10%       10.64%    12.44%     11.12%      13.61%
PORTFOLIO TURNOVER RATE....................       178%         186%      266%       203%        295%
Before waiver of management fee, expenses
  reimbursed by SBAM and credits earned
  from and fees waived by the custodian,
  net investment income per share and
  expense ratios would have been:
    Net investment income per share........     $0.64        $0.68     $0.78      $0.63       $0.59
    Expense ratio..........................      0.95%        0.92%     1.02%      1.02%       1.50%

-------------------
(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the year ended February 29, 2000.
(3) Without the adoption of the change in the accounting method discussed in
    Note 1 to the financial statements, for the year ended February 28, 2002, the ratio of net investment income to average net assets would have been 10.68%. Per share, ratios and supplemental data for the periods prior to March 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized gain was less than $0.01 per share.
(4) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.75%.
 *  Amount represents less than $0.01 per share.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Salomon Brothers Institutional High Yield Bond Fund and Salomon Brothers Institutional Emerging Markets Debt Fund (constituting Salomon Brothers Institutional Series Funds Inc, hereafter referred to as the 'Series') at February 28, 2003, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each Fund for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, NY
April 21, 2003

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND OFFICERS

The business and affairs of the Salomon Brothers Institutional Series Funds Inc ('Series') are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Series is set forth below. The Statement of Additional Information includes additional information about Series Directors and is available, without charge, upon request by calling the Series' transfer agent at 1-800-SALOMON.

                                                        TERM OF                                  NUMBER OF
                                                        OFFICE*                                 PORTFOLIOS
                                                          AND                                     IN FUND
                                       POSITION(S)      LENGTH                                    COMPLEX         OTHER
                                        HELD WITH       OF TIME     PRINCIPAL OCCUPATION(S)      OVERSEEN     DIRECTORSHIPS
      NAME, ADDRESS AND AGE               FUND          SERVED       DURING PAST FIVE YEARS     BY DIRECTOR  HELD BY DIRECTOR
      ---------------------               ----          ------       ----------------------     -----------  ----------------
NON-INTERESTED
DIRECTORS:
Carol L. Colman                         Director         Since      President, Colman               31       None
Colman Consulting Co., Inc.                              1996       Consulting Co., Inc.
278 Hawley Road
North Salem, NY 10560
Age 57

Daniel P. Cronin                        Director         Since      Associate General               28       None
Pfizer Inc.                                              1996       Counsel, Pfizer Inc.
235 East 42nd Street
New York, NY 10017
Age 57

Leslie H. Gelb                          Director         Since      President, The Council          30       Director of 2
The Council on Foreign Relations                         2002       on Foreign Relations;                    registered
58 East 68th Street                                                 formerly, Columnist,                     investment
New York, NY 10021                                                  Deputy Editorial Page                    companines
Age 65                                                              Editor, Op-Ed Page, The                  advised by
                                                                    New York Times                           Advantage
                                                                                                             Advisers, Inc.
                                                                                                             ('Advantage')

Riordan Roett                           Director         Since      Professor and Director,         30       The Latin
The Johns Hopkins University                             2002       Latin American Studies                   America Equity
1740 Massachusetts Ave, NW                                          Program, Paul H. Nitze                   Fund, Inc.
Washington, DC 20036                                                School of Advanced
Age 64                                                              International Studies,
                                                                    The Johns Hopkins
                                                                    University

Jeswald W. Salacuse                     Director         Since      Henry J. Braker                 30       Director of 2
Tufts University -- The Fletcher                         2002       Professor of Commercial                  registered
School of Law & Diplomacy                                           Law and formerly Dean,                   investment
160 Packard Avenue                                                  The Fletcher School of                   companies
Medford, MA 02155                                                   Law & Diplomacy, Tufts                   advised by
Age 65                                                              University; formerly,                    Advantage
                                                                    Fulbright Distinguished
                                                                    Chair in Comparitive
                                                                    Law, University of
                                                                    Trento, Italy
INTERESTED DIRECTOR:
R. Jay Gerken**                     Chairman,            Since      Managing Director of            225      None
Citigroup Global Markets Inc.       President and        2002       Citigroup Global
399 Park Avenue                     Chief Executive                 Markets Inc. ('CGM');
4th Floor                           Officer                         Chairman, President and
New York, NY 10022                                                  Chief Executive Officer of
Age 51                                                              Smith Barney Fund
                                                                    Management LLC ('SBFM'),
                                                                    Travelers Investment
                                                                    Adviser, Inc. ('TIA') and
                                                                    Citi Fund Management Inc.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                                        TERM OF                                  NUMBER OF
                                                        OFFICE*                                 PORTFOLIOS
                                                          AND                                     IN FUND
                                       POSITION(S)      LENGTH                                    COMPLEX         OTHER
                                        HELD WITH       OF TIME     PRINCIPAL OCCUPATION(S)      OVERSEEN     DIRECTORSHIPS
      NAME, ADDRESS AND AGE               FUND          SERVED       DURING PAST FIVE YEARS     BY DIRECTOR  HELD BY DIRECTOR
      ---------------------               ----          ------       ----------------------     -----------  ----------------
OFFICERS:
Lewis E. Daidone                    Executive Vice       Since      Managing Director of CGM;       N/A            N/A
CGM                                 President            1998       Director and Senior Vice
125 Broad Street                    and Chief                       President of SBFM and TIA;
11th Floor                          Administrative                  Former Chief Financial
New York, NY 10004                  Officer                         Officer and Treasurer of
Age 45                                                              mutual funds affiliated
                                                                    with Citigroup Inc.
James E. Craige                     Executive Vice       Since      Managing Director of            N/A            N/A
Salomon Brothers Asset              President            1996       Salomon Brothers Asset
 Management Inc                                                     Management Inc ('SBAM')
399 Park Avenue
4th Floor
New York, NY 10022
Age 36
Kevin Kennedy                       Executive Vice       Since      Managing Director of SBAM       N/A            N/A
SBAM                                President            2001
399 Park Avenue
4th Floor
New York, NY 10022
Age 48
Beth A. Semmel                      Executive Vice       Since      Managing Director of SBAM       N/A            N/A
SBAM                                President            1996
399 Park Avenue
4th Floor
New York, NY 10022
Age 42
Peter J. Wilby                      Executive Vice       Since      Managing Director of SBAM       N/A            N/A
SBAM                                President            1996
399 Park Avenue
4th Floor
New York, NY 10022
Age 44
Frances M. Guggino                  Controller           Since      Vice President of               N/A            N/A
CGM                                                      2002       Citigroup
125 Broad Street                                                    Asset Management
10th Floor
New York, NY 10004
Age 44
Christina T. Sydor                  Secretary            Since      Managing Director of CGM;       N/A            N/A
CGM                                                      1998       General Counsel and
300 First Stamford Place                                            Secretary of SBFM
4th Floor                                                           and TIA
Stamford, CT 06902
Age 52

---------
 *  Each Director holds office for an indefinite term until the earlier of
    (1) the next meeting of shareholders at which Directors are elected and until his or her successor is elected and has qualified, or (2) a Director resigns or his or her term as a Director is terminated in accordance with the Series' by-laws. Executive officers are elected or appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

** Mr. Gerken is a Director who is an 'interested person' of the Series as defined in the Investment Company Act of 1940 because Mr. Gerken is an officer of SBFM and certain of its affiliates.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

For Federal tax purposes, the Series hereby designates for the fiscal year ended February 28, 2003:

     The percentage of ordinary dividends paid by the High Yield Bond Fund that qualified for the corporate dividends received deduction was 1.76%.

     A total of 0.01% of the ordinary dividends paid by the Emerging Markets Debt Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.

DIRECTORS

CAROL L. COLMAN

DANIEL P. CRONIN

LESLIE H. GELB

R. JAY GERKEN

RIORDAN ROETT

JESWALD W. SALACUSE

OFFICERS

R. JAY GERKEN
Chairman, President and
Chief Executive Officer

LEWIS E. DAIDONE
Executive Vice President
and Chief Administrative Officer

JAMES E. CRAIGE
Executive Vice President

KEVIN KENNEDY
Executive Vice President

BETH A. SEMMEL
Executive Vice President

PETER J. WILBY
Executive Vice President

FRANCES M. GUGGINO
Controller

CHRISTINA T. SYDOR
Secretary

TELEPHONE
1-800-SALOMON, TOLL FREE

DISTRIBUTOR
Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

INVESTMENT MANAGER
Salomon Brothers Asset Management Inc
399 Park Avenue
New York, New York 10022

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

DIVIDEND DISBURSING AND TRANSFER AGENT
PFPC Global Fund Services
P.O. Box 9764
Providence, RI 02940-9764

LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, New York 10017

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

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            Salomon Brothers Institutional Series Funds Inc
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


                                                                    INSTANN 2/03
                                                                    03-4734